                                                                     EXHIBIT 4.2











                                 DIADEXUS, INC.


                           INVESTORS' RIGHTS AGREEMENT


                                  April 6, 2000

                                TABLE OF CONTENTS


1.    REGISTRATION RIGHTS                                                      1

1.1   Definitions                                                              1
1.2   Request for Registration                                                 2
1.3   Company Registration                                                     4
1.4   Form S-3 Registration                                                    4
1.5   Obligations of the Company                                               5
1.6   Furnish Information                                                      6
1.7   Expenses of Registration                                                 7
1.8   Underwriting Requirements                                                7
1.9   Delay of Registration                                                    8
1.10  Indemnification                                                          8
1.11  Reports Under Securities Exchange Act of 1934                           10
1.12  Assignment of Registration Rights                                       11
1.13  Limitations on Subsequent Registration Rights                           11
1.14  Market-Standoff Agreement                                               11
1.15  Termination of Registration Rights                                      12

2.    COVENANTS OF THE COMPANY                                                12

2.1   Delivery of Financial Statements                                        12
2.2   Inspection                                                              13
2.3   Reservation of Common Stock                                             13
2.4   Proprietary Information and Inventions Agreement                        13
2.5   Right of First Offer                                                    13
2.6   Company Right of First Offer                                            15
2.7   Termination of Covenants                                                15

3.    MISCELLANEOUS                                                           16

3.1   Successors and Assigns                                                  16
3.2   Amendments and Waivers                                                  16
3.3   Notices                                                                 16
3.4   Severability                                                            16
3.5   Governing Law                                                           17
3.6   Counterparts                                                            17
3.7   Titles and Subtitles                                                    17
3.8   Aggregation of Stock                                                    17

                                 DIADEXUS, INC.

                           INVESTORS' RIGHTS AGREEMENT


        This Investors' Rights Agreement (the "Agreement") is made as of the 6th day of April, 2000, by and among diaDexus, Inc., a Delaware corporation (the "Company"), the investors listed on Exhibit A hereto, each of which is herein referred to as an "Investor," and SmithKline Beecham Corporation and Incyte Pharmaceuticals, Inc., each of whom is herein referred to as a "Founder".

                                    RECITALS

        The Company and the Investors have entered into a Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Company desires to sell to the Investors and the Investors desire to purchase from the Company shares of the Company's Series C Preferred Stock (the "Series C Stock"). A condition to the Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement in order to provide the Founders and Investors with certain rights to register shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), issuable upon conversion of the Series C Stock held by them. In addition, certain Major Investors will be granted certain rights to receive or inspect information pertaining to the Company, and a right of first offer with respect to certain issuances by the Company of its securities. The Company, the Investors and the Founders each desire to induce the Investors to purchase shares of Series C Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein. The Founders are holders of the Company's Series A Preferred Stock (the "Series A Stock") or the Series B Preferred Stock (the "Series B Stock," and together with the Series A Stock and the Series C Stock the "Preferred Stock").

                                    AGREEMENT

        The parties hereby agree as follows:

1. Registration Rights. The Company and the Investors covenant and agree as follows:

        1.1 DEFINITIONS. For purposes of this Section 1:

                (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

                (b) The term "Registrable Securities" means (i) the shares of Common Stock issuable or issued upon conversion of the Preferred Stock, and (ii) any other shares of Common

Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

                (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;

                (e) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act;

                (f) The term "SEC" means the Securities and Exchange Commission; and

                (g) The term "Qualified IPO" means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 under the Securities Act, the public offering price of which is not less than $12.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and which results in aggregate cash proceeds to the Company of at least $20,000,000 (prior to underwriting discounts and commissions).

        1.2 REQUEST FOR REGISTRATION.

                (a) If the Company shall receive at any time after the 180th day following the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least forty percent (40%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty
(20) days of the mailing of such notice by the Company in accordance with
Section 3.3.

                (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                        (i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                        (ii) If the aggregate offering price to the public, as shown on the cover of the registration statement, of the Registrable Securities to be registered would be less than $7,500,000;

                        (iii) During the period starting with the date sixty
(60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; and provided further that the Company notifies the Initiating Holders within 20 days of their request for registration of its intention to file such a registration within 60 days of the Company's notice; or

                        (iv) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

        1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.3, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

        1.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Registrable Securities representing not less than 500,000 shares of Common Stock (as adjusted for stock splits, stock dividends and stock combinations) a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                        (i) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iv) after the Company has effected two (2) registrations pursuant to this Section 1.4 and such registrations have been declared or ordered effective; (v) if the Company has, within the six (6) month period preceding the date of such request, already effected a registration on Form S-3 for the Holders pursuant to this Section 1.4; (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vii) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 1.3.

                (b) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

        1.5 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

                (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty
(120) days.

                (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

        1.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(d) or subsection 1.4(b), whichever is applicable.

        1.7 EXPENSES OF REGISTRATION.

                (a) DEMAND REGISTRATION AND REGISTRATION ON FORM S-3. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections
1.2 and 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or
Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders who requested registration (in which case all participating Holders shall bear such expenses), unless (i) in the case of a registration pursuant to Section 1.2, the Holders of at least forty percent (40%) of the Registrable Securities then outstanding agree to forfeit their right to one demand registration pursuant to Section 1.2, or (ii) the withdrawal is based upon material adverse information concerning the Company of which the Holders were not aware at the time of such request.

                (b) COMPANY REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

        1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case, the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

        1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

        1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

                (c) Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10. No Indemnifying Party, in the defense of any such claim or litigation, shall except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                (e) The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

        1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its Common Stock to the general public is declared effective;

                (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        1.12 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 10,000 shares of such securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

        1.13 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the date set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

        1.14 MARKET-STANDOFF AGREEMENT.

                (a) MARKET-STANDOFF PERIOD; AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing such offering of the Company's securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering. In addition, the Holder agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with any one (but only one) additional registration statement filed within 12 months after the closing date of the initial public offering, provided that the duration of the market-standoff period with respect to such additional registration shall not exceed 90 days from the effective date of such additional registration.

                (b) LIMITATIONS. The obligations described in Section 1.14(a) shall apply only if all officers and directors of the Company and all persons holding 1% or more of the Common Stock (on a fully-diluted basis) enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

                (c) STOP-TRANSFER INSTRUCTIONS. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.14(a)).

                (d) TRANSFEREES BOUND. Each Holder agrees that it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14, provided that this
Section 1.14(d) shall not apply to transfers pursuant to a registration statement.

        1.15 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five
(5) years following the consummation of a Qualified IPO, or (ii) with respect to any Holder, such time following a Qualified IPO as the Holder owns less than 1% of the Common Stock (on an as-converted, fully diluted basis) and Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration.

2. COVENANTS OF THE COMPANY.

        2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Major Investor (as hereinafter defined):

                (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

                (b) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                (c) as soon as practicable, but in any event twenty (20) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year; and

                (d) with respect to the financial statements called for in subsection (b) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so.

                        "Major Investor" shall mean any person who together with any general partners or other affiliates of such person, holds securities representing (on an as-converted basis) not less than 500,000 shares of Common Stock (as adjusted for stock splits, stock dividends and stock combinations).

        2.2 INSPECTION. The Company shall permit each Major Investor, at the Major Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

        2.3 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

        2.4 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Company shall require all managerial and technical personnel to execute an agreement regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Investors.

        2.5 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 2.5, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

                Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, or any security carrying any warrant or right to subscribe to purchase, any class of its capital stock, or any such warrant or right ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

                (a) The Company shall deliver a notice by certified mail ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                (b) Within 15 calendar days after delivery of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each Major Investor that purchases all the shares available to it (each, a "Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten (10)-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by all Fully-Exercising Investors.

                (c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.5(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 45 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                (d) The right of first offer in this paragraph 2.5 shall not be applicable (i) to the issuance or sale of up to 2,200,000 shares (or such greater number as is unanimously approved by the Board of Directors) of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services, (ii) to or after consummation of a Qualified IPO, (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions, (vi) to the issuance or sale of the Series C Stock, or (vii) to the issuance of securities that, with unanimous approval of the Board of Directors of the Company, are not offered to any existing shareholder of the Company.

                (e) Notwithstanding the foregoing, the right of first offer in this Section 2.5 shall terminate with respect to any Major Investor who fails to purchase all of such Major Investor's pro rata amount of Shares allocated to such Major Investor pursuant to this Section 2.5.

                2.6 COMPANY RIGHT OF FIRST OFFER. No holder of Preferred Stock (or a Permitted Transferee, as defined below) may sell or dispose, for value, of any interest (a "Proposed Sale"), in any shares of Preferred Stock (the "Shares"), other than to a Permitted Transferee, unless such holder (the "Selling Holder") delivers a notice (the "Notice") to the Company at least 10 business days prior to the Proposed Sale setting forth the material terms and conditions of the Proposed Sale including, without limitation, the number of Shares proposed to be sold or transferred, and the form and amount of consideration to be paid.

                (a) At any time within 10 business days from the date such Notice is received by the Company, the Company shall have the right to deliver to the Selling Holder notice of its irrevocable commitment to purchase all (but not less than all) of the Shares at the same price and upon the same terms as the Selling Holder proposes to sell the Shares in the Notice. If the Company delivers to the Selling Holder notice of such irrevocable commitment within such 10-business-day period, the Company and the Selling Holder agree to execute a definitive agreement with respect to the Proposed Sale within 45 days from the date of the Company's notice. If the Company does not deliver to the Selling Holder notice of such irrevocable commitment within such 10-business-day period, then the Selling Holder shall have 90 days from the end of such period within which to sell the Shares upon terms not materially less favorable to the Selling Holder than those terms set forth in the Notice. If such 90-day period shall expire without such a sale having been consummated, or if the Selling Holder proposes to sell the Shares upon terms materially less favorable to the Selling Holder than those terms set forth in the Notice, the Selling Holder shall again comply with the procedures set forth in this Section 2.6.

                (b) "Permitted Transferee" shall mean any affiliate (as such term is defined in Rule 405 promulgated under the Securities Act), partner, member, beneficiary (in the case of a trust), family member, trust for the benefit of family members, or family limited partnership. This Section 2.6 shall not apply to any transfer by gift, will, or intestacy, or to any assignment by operation of law or merger.

                (c) Each certificate representing shares of Preferred Stock shall bear the following legend:

                "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN AN INVESTORS' RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND ITS STOCKHOLDERS (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID INVESTORS' RIGHTS AGREEMENT."

                2.7 TERMINATION OF COVENANTS.

                (a) The covenants set forth in Sections 2.1 through Section 2.6 shall terminate as to each Investor and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or (ii) when the Company shall sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this subsection (ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Corporation.

                (b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.7(a) above.

3. MISCELLANEOUS.

        3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Series C Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        3.2 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of 80% of the Registrable Securities then outstanding; provided that if such amendment has the effect of affecting the Founders (i) in a manner different than securities issued to the Investors and (ii) in a manner adverse to the interests of either of the Founders, then such amendment shall require the consent of the affected Founder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

        3.3 NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or five days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, return receipt requested, and addressed to the party to be notified at such party's address or fax number as set forth below or on Exhibit A hereto or as subsequently modified by written notice.

        3.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

        3.5 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

        3.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        3.7 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        3.8 AGGREGATION OF STOCK. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.



                            [Signature Page Follows]

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:


DIADEXUS, INC.

                                       -----------------------------------------
                                       (Investor)

By: /s/ Patrick Plewman                By:
    ------------------------------         -------------------------------------


                                       Name:
                                             -----------------------------------
Address:                                                  (print)
3303 Octavius Drive
Santa Clara, CA 95054

                                       Title:
                                              ----------------------------------

Fax:
408-496-5777

FOUNDERS:

----------------------------------
SmithKline Beecham Corporation

Address:


Fax:

----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.
                                       -----------------------------------------
                                       (Investor)

By:                                    By:
    ------------------------------         -------------------------------------

                                       Name:
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054

                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



   /s/ Donald F. Parman
----------------------------------
SmithKline Beecham Corporation

By:       Donald F. Parman
Title:    Secretary

Address:  One Franklin Plaza
          Philadelphia, PA  19102

Fax:      215-751-3935


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:


DIADEXUS, INC.
                                       -----------------------------------------
                                       (Investor)

By:                                    By:
    ------------------------------         -------------------------------------


                                       Name:
                                             -----------------------------------
Address:                                                  (print)
3303 Octavius Drive
Santa Clara, CA 95054

                                       Title:
                                              ----------------------------------
Fax:
408-496-5777

FOUNDERS:

----------------------------------
SmithKline Beecham Corporation

Address:


Fax:

 /s/ Randal W. Scott
----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:

                                       IDS Life Series Fund, Inc. -- Equity
                                       Portfolio
DIADEXUS, INC.                         (Investor)


By:                                    By: /s/ Frederick C. Quirsfeld
    ------------------------------         -------------------------------------

                                       Name:   Frederick C. Quirsfeld
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Vice President
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:


----------------------------------
SmithKline Beecham Corporation


Address:


Fax:



----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:

                                       AXP Strategy Series, Inc.-- AXP
                                       Strategy Aggressive Fund
DIADEXUS, INC.                         (Investor)


By:                                    By: /s/ Frederick C. Quirsfeld
    ------------------------------         -------------------------------------
                                       Name:   Frederick C. Quirsfeld
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:     Vice President
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:

                                       AXP Variable Portfolio, Inc. -- AXP
                                       Strategy Aggressive Fund
DIADEXUS, INC.                         (Investor)


By:                                    By: /s/ Frederick C. Quirsfeld
    ------------------------------         -------------------------------------

                                       Name:   Frederick C. Quirsfeld
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Vice President
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:

                                       BAVP, L.P.
                                       By:     BA Venture Partners VI, LLC
DIADEXUS, INC.                                 its General Partner
                                       -----------------------------------------
                                       (Investor)

By:                                    By: /s/ Louis C. Bock
    ------------------------------         -------------------------------------
                                       Name:   Louis C. Bock
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:     Managing Member
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:

                                       By:     Moore Global Investments, Ltd.

DIADEXUS, INC.                         By:     Moore Capital Management, Inc.


By:                                    By: /s/ Savvas Savvinidis
    ------------------------------         -------------------------------------
                                       Name:   Savvas Savvinidis
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Trading Manager
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         -----------------------------------------
                                       (Investor)

By:                                    By:
    ------------------------------         -------------------------------------
                                       Name:
                                             -----------------------------------
Address:                                          (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:                              REMINGTON INVESTMENT STRATEGIES, L.P.

                                       By:   Moore Capital Advisors, L.L.C.
                                             General Partner

----------------------------------
SmithKline Beecham Corporation

                                         /s/ Savvas Savvinidis
                                       -----------------------------------------
                                       Savvas Savvinidis
Address:
                                       Title:     Director of Operations
                                              ----------------------------------
Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:

                                       By:  Moore Global Fixed Income Fund, Ltd.

DIADEXUS, INC.                         By:  Moore Capital Management, Inc.


By:                                    By:  /s/ Savvas Savvinidis
    ------------------------------         -------------------------------------
                                       Name:    Savvas Savvinidis
                                             -----------------------------------
Address:                                        (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:   Director of Operations
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                             Brookside Capital Partners Fund, L.P.
                                       -----------------------------------------
                                       (Investor)

By:                                    By: /s/ Ed Brakeman
    ------------------------------         -------------------------------------
                                       Name:      Ed Brakeman
                                             -----------------------------------
Address:                                          (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:     Managing Director
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:

                                       RHO Management Trust I
                                       By:     Rho Management Company, Inc.
DIADEXUS, INC.                                 Investment Advisor


By:                                    By:     /s/ Mark Leschley
    ------------------------------         -------------------------------------
                                       Name:   Mark Leschley
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Managing Director
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                             Bay Star Capital, L.P.
                                       -----------------------------------------
                                       (Investor)

By:                                    By:    /s/ Michael A. Roth
    ------------------------------         -------------------------------------
                                       Name:  Michael A. Roth
                                             -----------------------------------
Address:                                      (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title: Member - Investment Manager
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                             Bay Star Capital, LTD
                                       -----------------------------------------
                                       (Investor)

By:                                    By: /s/ Michael A. Roth
    ------------------------------         -------------------------------------
                                       Name:      Michael A. Roth
                                             -----------------------------------
Address:                                          (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:     Member - Investment Manager
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:


DIADEXUS, INC.                         ESSEX PRIVATE PLACEMENT FUND III A
                                       Limited Partnership

By:                                    By:   Essex Investment Management
    ------------------------------           Company, LLC its General Partner

                                       By:      /s/ Susan P. Stickells
                                           -------------------------------------

                                       Name:    Susan P. Stickells
                                             -----------------------------------
Address:                                        (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:   Principal
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:


DIADEXUS, INC.                         ESSEX PRIVATE PLACEMENT FUND III B
                                       Limited Partnership

By:                                    By:   Essex Investment Management
    ------------------------------           Company, LLC its General Partner

                                       By:      /s/ Susan P. Stickells
                                           -------------------------------------

                                       Name:    Susan P. Stickells
                                             -----------------------------------
Address:                                        (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:   Principal
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         THE KAUFMANN FUND, INC.
                                       (Investor)

By:                                    By:     /s/ Lawrence Auriana
    ------------------------------         -------------------------------------
                                       Name:   Lawrence Auriana
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Chairman
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         FOUR PARTNERS
                                       (Investor)

By:                                    By:     /s/ Tom Tisch
    ------------------------------         -------------------------------------
                                       Name:   Tom Tisch
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Trustee
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         BAKER / TISCH INVESTMENT
                                       (Investor)

By:                                    By:    /s/ Julian Baker
    ------------------------------         -------------------------------------

                                       Name:  Julian Baker
                                             -----------------------------------
Address:                                      (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title: Managing Member of Managing Member
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                          FBB ASSOCIATES
                                        (Investor)

By:                                     By:     /s/ Julian Baker
    ------------------------------         -------------------------------------
                                        Name:   Julian Baker
                                              ----------------------------------
Address:                                        (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                        Title:  Partner
                                               ---------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:


                                       BRITISH AIRWAYS PENSION
DIADEXUS, INC.                         TRUSTEES
                                       (Investor)

By:                                    By: /s/ John Birch /s/ Linda Jackson
    ------------------------------         -------------------------------------
                                       Name:   John Birch    Linda Jackson
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Authorized Signatories
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         MCP GLOBAL CORP. LTD.
                                       (Investor)

By:                                    By:     /s/ Mai N. Pogue
    ------------------------------         -------------------------------------
                                       Name:   Mai N. Pogue
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Director
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         EAG ENTERPRISES LTD.
                                       (Investor)

By:                                    By:     /s/ Mai N. Pogue
    ------------------------------         -------------------------------------
                                       Name:   Mai N. Pogue
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Investment Manager
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         CLOSEFIRE LTD.
                                       (Investor)

By:                                    By:     /s/ Mai N. Pogue
    ------------------------------         -------------------------------------
                                       Name:   Mai N. Pogue
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Investment Manager
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         NILOUFAR PAHLAVI
                                       (Investor)

By:                                    By:     /s/ Mai N. Pogue
    ------------------------------         -------------------------------------
                                       Name:   Mai N. Pogue
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Investment Manager
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         CODITEC INTL LTD - LION
                                       (Investor)

By:                                    By:     /s/ Mai N. Pogue
    ------------------------------         -------------------------------------
                                       Name:   Mai N. Pogue
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Investment Manager
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         LOMBARD ODIER & CIE
                                       (Investor)

By:                                    By:     /s/ C. Gokok   /s/ A. Meyer
    ------------------------------         -------------------------------------
                                       Name:   Carmela Gokok / Alexandre Meyer
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Assistant Vice Presidents
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         NARRAGANSETT I LP
                                       (Investor)

By:                                    By:     /s/ Joseph L. Dowling III
    ------------------------------         -------------------------------------
                                       Name:   Joseph L. Dowling III
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Managing Member
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         NARRAGANSETT OFFSHORE, LTD.
                                       (Investor)

By:                                    By:     /s/ Joseph L. Dowling III
    ------------------------------         -------------------------------------
                                       Name:   Joseph L. Dowling III
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Managing Member
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         BLUE RIDGE LIMITED PARTNERSHIP
                                       (Investor)

By:                                    By:     /s/ Richard Bello
    ------------------------------         -------------------------------------
                                       Name:   Richard Bello
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  MD
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         BLUE RIDGE PRIVATE EQUITY FUND
                                       (Investor)

By:                                    By:     /s/ Richard Bello
    ------------------------------         -------------------------------------
                                       Name:   Richard Bello
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  MD
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:


DIADEXUS, INC.                         -----------------------------------------
                                       (Investor)

By:                                    By:
    ------------------------------         -------------------------------------
                                       Name:
                                             -----------------------------------
Address:                                          (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:                              BIOTECHNOLOGY VALUE FUND, L.P.
                                       By:        BVF PARTNERS L.P.,
                                                  its General Partner

----------------------------------     By:        BVF, INC., its General Partner
SmithKline Beecham Corporation
                                       By:        /s/ Mark N. Lampert
                                           -------------------------------------
                                                  President
Address:

                                       BIOTECHNOLOGY VALUE FUND II, L.P.
                                       By:        BVF PARTNERS L.P.,
Fax:                                              its General Partner

                                       By:        BVF, INC., its General Partner
----------------------------------
Incyte Pharmaceuticals, Inc.           By:        /s/ Mark N. Lampert
                                           -------------------------------------
                                                  President

Address:                               INVESTMENT 10 L.L.C.
                                       By:        BVF PARTNERS, L.P.,
Fax:                                              Its Investment Advisor

                                       By:        BVF, INC., its General Partner

                                       By:        /s/ Mark N. Lampert
                                           -------------------------------------
                                                  President

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         ADMIRALS, L.P.
                                       (Investor)

By:                                    By:     /s/ Thomas E. Fernandez
    ------------------------------         -------------------------------------
                                       Name:   Thomas E. Fernandez
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  COO
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                                 /s/ David Gerstenhaber
                                       -----------------------------------------
                                       (Investor)

By:                                    By:     David Gerstenhaber
    ------------------------------         -------------------------------------
                                       Name:   Quota Rabbico II, Ltd.
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  President
                                             -----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                                 /s/ David Gerstenhaber
                                       -----------------------------------------
                                       (Investor)

By:                                    By:     David Gerstenhaber
    ------------------------------         -------------------------------------
                                       Name:   Argonaut Partnership, L.P.
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  President
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                                 /s/ David Gerstenhaber
                                       -----------------------------------------
                                       (Investor)

By:                                    By:     David Gerstenhaber
    ------------------------------         -------------------------------------
                                       Name:   Argonaut Investment Fund, Ltd.
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  President
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                                 /s/ David Gerstenhaber
                                       -----------------------------------------
                                       (Investor)

By:                                    By:
    ------------------------------         -------------------------------------
                                       Name:   David Gerstenhaber
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         THE HARE INVESTMENT FUND, LP
                                       (Investor)

By:                                    By:     /s/ William J. Haggerty
    ------------------------------         -------------------------------------
                                       Name:   William J. Haggerty
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Chief Operating Officer
                                              ----------------------------------
Fax:                                           Aesop Capital Partners
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         ACP INVESTMENTS, LP
                                       (Investor)

By:                                    By:     /s/ William J. Haggerty
    ------------------------------         -------------------------------------
                                       Name:   William J. Haggerty
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Chief Operating Officer
                                              ----------------------------------
Fax:                                           Aesop Capital Partners
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         ZEKE, L.P.
                                       (Investor)

By:                                    By:     /s/ Edward P. Antonian
    ------------------------------         -------------------------------------
                                       Name:   Edward P. Antonian
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  General Partner
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         SIA PARTNERSHIP XVI
                                       (Investor)

By:                                    By:     /s/ Eugene C. Sit
    ------------------------------         -------------------------------------
                                       Name:   Eugene C. Sit
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  General Partner, SIA Partnership
                                              ----------------------------------
                                               XVI
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         TREG HOLDINGS S.A.
                                       (Investor)

By:                                    By:     /s/ Dr. Gian Germano Giuliani
    ------------------------------         -------------------------------------
                                       Name:   Dr. Gian Germano Giuliani
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Chief Executive Officer
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         STEVEN S. HELMS
                                       (Investor)

By:                                    By:     /s/ Steven S. Helms
    ------------------------------         -------------------------------------
                                       Name:   Steven S. Helms
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         ACTIVE SITE PARTNERS, L.P.
                                       (Investor)

By:                                    By:     /s/ Jeffrey C. Edman
    ------------------------------         -------------------------------------
                                       Name:   Jeffrey C. Edman
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  General Partner
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         RICHARD M. DRURY
                                       (Investor)

By:                                    By:     /s/ Richard M. Drury
    ------------------------------         -------------------------------------
                                       Name:   Richard M. Drury
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         WHITTIER VENTURES L.L.C.
                                       (Investor)

By:                                    By:     /s/ David A. Dahl
    ------------------------------         -------------------------------------
                                       Name:   David A. Dahl
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  President
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         J. F. SHEA CO., INC. AS NOMINEE 2000-60
                                       (Investor)

By:                                    By:     /s/ Edmund H. Shea, Jr.
    ------------------------------         -------------------------------------
                                       Name:   Edmund H. Shea, Jr.
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Vice President
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         -----------------------------------------
                                       (Investor)

By:                                    By:     /s/ Craig R. Smith, M.D.
    ------------------------------         -------------------------------------
                                       Name:   Craig R. Smith, M.D.
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         MERIKEN NOMINEES LTD
                                       (Investor)

By:                                    By:     Its Director Atco Nominees Ltd.
    ------------------------------         -------------------------------------
                                       By:     Authorized Signatory
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         R. WARNKING
                                       (Investor)

By:                                    By:     /s/ Reinhard Warnking
    ------------------------------         -------------------------------------
                                       Name:   Reinhard Warnking
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         JAMES C. KELLY
                                       (Investor)

By:                                    By:     /s/ James C. Kelly
    ------------------------------         -------------------------------------
                                       Name:   James C. Kelly
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Senior V.P. and C.F.O.
                                              ----------------------------------
Fax:                                          c/o Mutual Risk Management Ltd.
408-496-5777                                  44 Church Street
                                              Hamilton, H.M. HX, Bermuda



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         MRM LIFE LTD.
                                       (Investor)

By:                                    By:     /s/ Iain Brackstone
    ------------------------------         -------------------------------------
                                       Name:   Iain Brackstone
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Vice President
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         SIOBAIN MELANIE MARIE PREW
                                       (Investor)

By:                                    By:     /s/ Siobain Melanie Marie Prew
    ------------------------------         -------------------------------------
                                       Name:   Siobain Melanie Marie Prew
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  MRS
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         ANITA N. DEMAS
                                       (Investor)

By:                                    By:     /s/ Anita N. Demas
    ------------------------------         -------------------------------------
                                       Name:   Anita N. Demas
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         THOMAS L. SABEL
                                       (Investor)

By:                                    By:     /s/ Thomas L. Sabel
    ------------------------------         -------------------------------------
                                       Name:   Thomas L. Sabel
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         LOUIS LANGE
                                       (Investor)

By:                                    By:     /s/ Louis Lange
    ------------------------------         -------------------------------------
                                       Name:   Louis Lange
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         DANIEL P. STAUDER
                                       (Investor)

By:                                    By:     /s/ Daniel P. Stauder
    ------------------------------         -------------------------------------
                                       Name:   Daniel P. Stauder
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         PAUL LANDINI
                                       (Investor)

By:                                    By:     /s/ Paul Landini
    ------------------------------         -------------------------------------
                                       Name:   Paul Landini
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Senior VP
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         JAMES S. GINSBURG
                                       (Investor)

By:                                    By:     /s/ James S. Ginsburg
    ------------------------------         -------------------------------------
                                       Name:   James S. Ginsburg
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         JEFFREY C. HAMMES
                                       (Investor)

By:                                    By:     /s/ Jeffrey C. Hammes
    ------------------------------         -------------------------------------
                                       Name:   Jeffrey C. Hammes
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         THOMAS C. DORN
                                       (Investor)

By:                                    By:     /s/ Thomas C. Dorn
    ------------------------------         -------------------------------------
                                       Name:   Thomas C. Dorn
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.


COMPANY:                               INVESTORS:



DIADEXUS, INC.                         JAMES N. NOWACKI
                                       (Investor)

By:                                    By:     /s/ James N. Nowacki
    ------------------------------         -------------------------------------
                                       Name:   James N. Nowacki
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         MARINA BOZILENKO
                                       (Investor)

By:                                    By:     /s/ Marina Bozilenko
    ------------------------------         -------------------------------------
                                       Name:   Marina Bozilenko
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         ROBERT J. TOTH, JR.
                                       (Investor)

By:                                    By:     /s/ Robert J. Toth, Jr.
    ------------------------------         -------------------------------------
                                       Name:   Robert J. Toth, Jr.
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.


COMPANY:                               INVESTORS:



DIADEXUS, INC.
                                       (Investor)

By:                                    By:     /s/ Kay L. Gurtin
    ------------------------------         -------------------------------------
                                       Name:   Kay L. Gurtin
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         LAURA P. COPLAN
                                       (Investor)

By:                                    By:     /s/ Laura P. Coplan
    ------------------------------         -------------------------------------
                                       Name:   Laura P. Coplan
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         JAMES H.M. SPRAYREGEN
                                       (Investor)

By:                                    By:     /s/ James H.M. Sprayregen
    ------------------------------         -------------------------------------
                                       Name:   James H.M. Sprayregen
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         LATHAM & WATKINS
                                       (Investor)

By:                                    By:     /s/ Robert A. Koenig
    ------------------------------         -------------------------------------
                                       Name:   Robert A. Koenig
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Partner
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         MICHAEL W. HALL
                                       (Investor)

By:                                    By:     /s/ Michael W. Hall
    ------------------------------         -------------------------------------
                                       Name:   Michael W. Hall
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         ROBERT A. KOENIG
                                       (Investor)

By:                                    By:     /s/ Robert A. Koenig
    ------------------------------         -------------------------------------
                                       Name:
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         STEPHEN B. RICHARDS
                                       (Investor)

By:                                    By:     /s/ Stephen B. Richards
    ------------------------------         -------------------------------------
                                       Name:   Stephen B. Richards
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         JEFFREY L. MILLER
                                       (Investor)

By:                                    By:     /s/ Jeffrey L. Miller
    ------------------------------         -------------------------------------
                                       Name:   Jeffrey L. Miller
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.
                                       -----------------------------------------
                                       (Investor)

By:                                    By: /s/ Frederick J. Cluskey
    ------------------------------         -------------------------------------
                                       Name:   Frederick J. Cluskey
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:
                                              ----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax:

        The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:                               INVESTORS:



DIADEXUS, INC.                         SMITHKLINE BEECHAM CORPORATION
                                       (Investor)

By:                                    By:     /s/ Donald F. Parman
    ------------------------------         -------------------------------------
                                       Name:   Donald F. Parman
                                             -----------------------------------
Address:                                       (print)
3303 Octavius Drive
Santa Clara, CA 95054
                                       Title:  Secretary
                                             -----------------------------------
Fax:
408-496-5777



FOUNDERS:



----------------------------------
SmithKline Beecham Corporation


Address:


Fax:


----------------------------------
Incyte Pharmaceuticals, Inc.


Address:

Fax: